UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 – October 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds October 31, 2019 AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund)

Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX
AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund)

Class N: TYWVX	Class I: TYWSX	Class Z: TYWIX

AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund)

Class N: TLEVX	Class I: TLESX	Class Z: TLEIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103119 AR069

AMG Funds Annual Report — October 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Core Bond ESG Fund	4

AMG GW&K Trilogy Emerging Wealth Equity Fund	12

AMG GW&K Trilogy Emerging Markets Equity Fund	21

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	30

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	31

Detail of changes in assets for the past two fiscal years

Financial Highlights	32

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	41

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

OTHER INFORMATION	49

TRUSTEES AND OFFICERS	50

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	52

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended October 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (Fed) policy and an escalation of the U.S./China trade war triggered a painful selloff. However, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. Investors clung to hopes of a positive outcome from U.S./China trade negotiations, even as doubts about the durability of the economic cycle lingered, and the S&P 500® Index returned 14.33% for the fiscal year. International equities were also resistant to pressures facing the global economy and generated an 11.27% return as measured by the MSCI All Country World ex USA Index.

In total, ten out of eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months. Investors sought the relative safety of defensive sectors, with utilities and real estate leading the index with returns of 26.73% and 23.71%, respectively. However, the higher growth information technology sector also generated a robust 22.60% return. Energy was the lone negative sector with a return of (11.40)% during the fiscal year. Growth stocks outperformed Value stocks for the full fiscal year with returns of 17.10% and 11.21% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued, but international developed and emerging markets still produced solidly positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 11.04% and 11.86%, respectively, in the twelve months ending October 31, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.69% as of October 31, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 11.51% return. High yield bonds lagged the broader bond market and returned 8.38% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 9.42% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.33%	14.91%	10.78%

Small Caps	(Russell 2000® Index)	4.90%	10.96%	7.37%

International	(MSCI All Country World Index ex USA)	11.27%	8.07%	3.82%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	11.51%	3.29%	3.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	8.38%	6.03%	5.18%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	9.42%	3.62%	3.55%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.71%	1.74%	1.21%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG GW&K Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.88%	$1,000	$1,058	$4.56

Class I	0.55%	$1,000	$1,060	$2.86

Class Z	0.48%	$1,000	$1,060	$2.49

Based on Hypothetical 5% Annual Return

Class N	0.88%	$1,000	$1,021	$4.48

Class I	0.55%	$1,000	$1,022	$2.80

Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K Trilogy Emerging Wealth Equity Fund

Based on Actual Fund Return

Class N	1.35%	$1,000	$959	$6.67

Class I	1.06%	$1,000	$961	$5.24

Class Z	0.96%	$1,000	$962	$4.75

Based on Hypothetical 5% Annual Return

Class N	1.35%	$1,000	$1,018	$6.87

Class I	1.06%	$1,000	$1,020	$5.40

Class Z	0.96%	$1,000	$1,020	$4.89

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG GW&K Trilogy Emerging Markets Equity Fund

Based on Actual Fund Return

Class N	1.48%	$1,000	$966	$7.34

Class I	1.13%	$1,000	$968	$5.61

Class Z	0.92%	$1,000	$969	$4.56

Based on Hypothetical 5% Annual Return

Class N	1.48%	$1,000	$1,018	$7.53

Class I	1.13%	$1,000	$1,020	$5.75

Class Z	0.92%	$1,000	$1,021	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending October 31, 2019, the AMG GW&K Core Bond ESG Fund (Class I shares) (the “Fund”) returned 11.70%, compared to the return of 11.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

On May 1, 2019, the AMG GW&K Core Bond Fund changed its name to the AMG GW&K Core Bond ESG Fund. While the Fund’s overall investment process remains the same, the Fund transitioned to an environmental, social, and governance (“ESG”) mandate.

GW&K believes that responsible corporate behavior with respect to ESG factors can lead to positive and sustainable long-term financial performance and aligns with our pursuit of quality investments. GW&K has been incorporating ESG factors into our equity and fixed income analysis process for several years and as a signatory of the United Nations Principles for Responsible Investment (PRI), we are committed to incorporating the assessment of ESG issues into our fundamental research process. We believe ESG investing adds value to our investment process by improving our assessment of risk and enhancing our ability to identify high quality credits; aids our up-in-quality bias by improving identification of credits with less long-term volatility; limits our exposure to credit rating downgrades and negative events that are difficult to quantify; and deepens our fundamental credit analysis, leading to better outcomes by providing a more nuanced and complete picture.

ESG considerations have long informed our process. We focus on business and credit fundamentals, relative valuation, and technical considerations. We believe ESG factors are important considerations in analyzing a company’s business and financial policy, as they highlight non-financial risks that can significantly affect a company’s financial health over the long term. Just as with credit risks, investors require additional compensation for ESG risks, leading to potential inefficiencies in valuation.

MARKET OVERVIEW

Investor sentiment deteriorated significantly at the end of 2018 as markets grew increasingly concerned about global growth, tightening U.S. Federal Reserve (“Fed”) policy and escalating trade tensions with China. These concerns took precedence over domestic economic data that, on balance, remained solid. The dominant narrative of synchronized global growth suddenly shifted to a serious debate around whether the post-crisis economic recovery was coming to an end—or worse. As expected, the Fed raised rates and tilted in a dovish direction, but not nearly enough for investors, who wanted a pause. Instead the Fed merely signaled a modestly slower pace of tightening along with continued balance sheet reduction. Volatility surged as a result, and risk assets sold off in a swift and decisive rebuke of Fed policy.

Fixed income markets started 2019 on a strong note, helped by the unusual combination of a sharp rally in rates and a significant tightening in spreads. The Fed’s reduced growth outlook and dovish posture were the major drivers of the yield curve’s downward shift, reflecting softening U.S. economic data and renewed growth concerns out of Europe and China. Risk assets proved to be largely immune to these worries, benefiting instead from a fierce snapback in sentiment following a brutal fourth quarter. Corporates were also helped by a better-than-expected earnings season and a favorable technical backdrop. The rising tension between these competing risk-on/risk-off narratives underscores the high degree of investor uncertainty as the cycle continues to age, and volatility is likely to remain elevated until a clearer picture of the economy emerges.

Having benefited from a second straight quarter of lower rates and tighter spreads, fixed income markets posted their strongest first-half returns in almost 25 years. Escalating trade rhetoric, decelerating industrial activity, and rising geopolitical tensions stoked concerns about a worldwide recession and drove a global flight to safety. In response, central banks around the world made clear their willingness to move forward with caution—if not provide outright stimulus as conditions warrant. In the U.S., this shift resulted in a massive collapse of the yield curve, driven by the perception that the Federal Open Market Committee (“FOMC”) had capitulated by removing the word “patient” from its post-meeting statement. This move had the perverse effect of both validating the risk aversion that drove the rally in rates and emboldening investors in risky assets, who promptly sent equities back to record highs.

Fixed income markets endured a volatile third quarter amid the tumult of the trade war, mounting evidence of a global slowdown, and an increase in political tensions in the U.S. and abroad. Trade negotiations between the U.S. and China were the primary cause of uncertainty, as rhetoric escalated dramatically before calming in the closing days on hopes that tensions might be easing. This turmoil coincided with further signs of deterioration out of Europe, where both Germany and the U.K. posted negative Gross Domestic Product (“GDP”) readings. Against this already challenging backdrop, several other narratives weighed on investor sentiment: Saudi Arabia sustained an attack on its crude infrastructure, the overnight funding market required emergency intervention from the Fed, and talk of an impeachment inquiry began to gain traction.

Interest rates finished October mixed following a sharp Fed-driven rally over the final two days of the month. The decision to cut the federal funds rate by another quarter point was not a surprise, nor was the messaging of a high bar set for further easing. Even so, Treasury yields fell, with a slight flattening bias, after Fed Chairman Jerome Powell stated in his post-meeting press conference that any increase in inflation would need to be “significant” and “persistent” before the Fed “would even consider” raising rates from here. The move reversed much of the October selloff that had preceded the meeting. All month long, rates had been rising and the curve re-steepening as investors took comfort from global monetary stimulus and receding concerns over trade and Brexit. The yield on the 10-year Treasury reached as high as 1.86% before rallying to close October 31, 2019, at 1.70%, up only 3 basis points on the month. The yield on the Long Bond finished up 7 basis points, while the two- and five-year fell 10 and 3 basis points, respectively.

FUND REVIEW

The Fund’s overweight to investment grade corporates, which outperformed the Index, was a significant contributor to performance. For the one-year period ending October 2019, interest rates decreased, and the corporate sector outperformed due to its longer duration and 8 basis points of spread tightening. Positive security selection within investment grade corporates was a key contributor to performance during the 12-month period, even as security selection overall contributed marginally. Corporate selection in the electric, insurance, and basic industry sectors were notable positives, while selection in consumer non-cyclicals and communications detracted. Treasuries were modest underperformers versus the Index, so our underweight was helpful. We were generally equal weight mortgage-backed securities, and our allocation decision had minimal impact, but our MBS selection underperformed in the rate rally given our preference for shorter duration seasoned mortgage pools. We overweighted taxable municipal bonds, a sector that benefited due to the decrease in rates, although security selection within the space was a small drag. The Fund’s overall yield curve positioning

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

added to performance. The 5- to 10-year segment of the curve experienced the largest declines in rates, which is where the Fund had its largest exposure. Conversely, rates on the very short and long ends saw drops of a lesser degree and the Fund had underweights in those areas.

OUTLOOK

Investor sentiment improved notably as bright spots emerged on U.S.-Chinese trade and Brexit, reducing the perceived threat to global growth. A relatively healthy read on the labor market, the strength of Q3 GDP growth, and solid corporate earnings helped to confirm that the manufacturing recession was not spilling over into the broader economy. The Fed made it clear that while they stand ready to add accommodation if needed, such an outcome is likely unnecessary. In light of all of these factors, we believe the U.S. expansion will continue. A healthy consumer and labor market coupled with an improving outlook for global growth support our preference for high-quality spread product.

We believe that corporate bonds with above average and/or improving ESG profiles offer an attractive alternative to the Treasury market in an environment where the Fed has made it clear they are focused on extending the credit cycle. We see value in the lower-rated segment of the investment grade space, where we believe the risk of ratings downgrades has received undue attention, especially in light of an accommodative Fed. The securitized sector remains a good hedge against the possibility of rising rates, offering a relatively attractive spread following the recent flurry of refinancing activity.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Core Bond ESG Fund’s (formerly AMG GW&K Core Bond Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Core Bond ESG Fund’s Class I shares on October 31, 2009 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Core Bond ESG Fund[2,3,4,5,6,7,8]

Class N	11.20%	—	—	2.70%	05/08/15

Class I	11.70%	2.99%	3.87%	5.85%	04/30/93

Class Z	11.71%	—	—	3.12%	05/08/15

Bloomberg Barclays U.S. Aggregate Bond Index®[9]	11.51%	3.24%	3.73%	5.31%	04/30/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]  Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG crieria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadvisr or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[9]  The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

    Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of

Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Core Bond ESG Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	46.5

Corporate Bonds and Notes	43.7

Municipal Bonds	7.6

Short-Term Investments	1.6

Other Assets Less Liabilities	0.6

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	47.5

Aa	17.5

A	19.0

Baa	16.0

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
United States Treasury Notes, 2.000%, 11/30/22	4.1

United States Treasury Bonds, 4.500%, 02/15/36	4.0

FNMA, 4.500%, 06/01/41	2.7

FNMA, 4.000%, 12/01/33	2.6

FNMA, 4.500%, 04/01/39	2.6

FNMA, 4.500%, 04/01/39	2.6

FHLMC, 2.500%, 10/01/34	2.5

FNMA, 3.500%, 03/01/48	2.3

United States Treasury Notes, 6.250%, 08/15/23	2.1

Verizon Communications, Inc., 3.875%, 02/08/29	2.1

Top Ten as a Group	27.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments October 31, 2019

	Principal Amount	Value

Corporate Bonds and Notes - 43.7%

Financials - 19.2%

Aircastle, Ltd.
4.125%, 05/01/24	$3,073,000	$3,216,002

Ally Financial, Inc.
8.000%, 11/01/31	1,535,000	2,143,244

American Tower Corp.
3.375%, 10/15/26	1,628,000	1,694,632

Bank of America Corp., MTN
3.875%, 08/01/25	3,534,000	3,814,087

The Bank of New York Mellon Corp., MTN
2.450%, 08/17/26	1,049,000	1,060,752

Berkshire Hathaway, Inc.
3.125%, 03/15/26	3,151,000	3,353,565

Boston Properties, LP
3.400%, 06/21/29	2,045,000	2,158,868

Citigroup, Inc.
(3 month LIBOR + 1.023%)
4.044%, 06/01/24[1]	3,485,000	3,691,928

CME Group, Inc.
3.750%, 06/15/28	930,000	1,044,330

Crown Castle International Corp.
4.000%, 03/01/27	2,021,000	2,188,758

The Goldman Sachs Group, Inc.
3.500%, 11/16/26	3,141,000	3,275,030

Host Hotels & Resorts, LP
Series C
4.750%, 03/01/23	2,429,000	2,591,609

JPMorgan Chase & Co.
2.950%, 10/01/26	2,163,000	2,234,332

Morgan Stanley, GMTN
(3 month LIBOR + 1.628%)
4.431%, 01/23/30[1]	1,919,000	2,156,854

National Rural Utilities Cooperative
Finance Corp., MTN
3.250%, 11/01/25	2,072,000	2,185,082

Simon Property Group LP
3.300%, 01/15/26	2,057,000	2,181,628

Visa, Inc., MTN
3.150%, 12/14/25	2,574,000	2,753,727

Total Financials		41,744,428

Industrials - 23.5%

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	2,006,000	2,392,373

AT&T, Inc.
4.250%, 03/01/27	3,955,000	4,347,273

Automatic Data Processing, Inc.
3.375%, 09/15/25	3,067,000	3,299,268

	Principal Amount	Value

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	$2,472,000	$2,725,640

Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	2,889,000	3,210,661

CommonSpirit Health
3.347%, 10/01/29	2,609,000	2,634,527

CVS Health Corp.
5.125%, 07/20/45	1,899,000	2,192,324

Exelon Corp.
3.400%, 04/15/26	2,016,000	2,122,396

Fidelity National Information Services, Inc.
5.000%, 10/15/25	1,901,000	2,173,985

The George Washington University
Series 2018
4.126%, 09/15/48	3,023,000	3,611,447

Georgia-Pacific LLC
8.000%, 01/15/24	1,628,000	1,997,610

Kaiser Foundation Hospitals
3.150%, 05/01/27	2,111,000	2,235,768

Kinder Morgan, Inc.
4.300%, 03/01/28	1,967,000	2,135,352

McDonald’s Corp., MTN
3.700%, 01/30/26	2,553,000	2,758,619

Parker-Hannifin Corp.
3.250%, 06/14/29	2,089,000	2,196,102

RELX Capital, Inc.
4.000%, 03/18/29	2,014,000	2,216,215

Rockwell Automation, Inc.
3.500%, 03/01/29	2,027,000	2,213,631

Verizon Communications, Inc.
3.875%, 02/08/29	4,042,000	4,473,887

Waste Management, Inc.
3.450%, 06/15/29	2,007,000	2,175,156

Total Industrials		51,112,234

Utilities - 1.0%

Northern States Power Co.
2.900%, 03/01/50	2,197,000	2,143,482

Total Corporate Bonds and Notes
(Cost $89,898,025)		95,000,144

Municipal Bonds - 7.6%

California State General Obligation,
School Improvements
7.550%, 04/01/39	2,650,000	4,351,751

JobsOhio Beverage System, Series B
4.532%, 01/01/35	1,890,000	2,262,576

Los Angeles Unified School District,
School Improvements
5.750%, 07/01/34	2,905,000	3,787,452

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Metropolitan Transportation Authority
6.687%, 11/15/40	$1,875,000	$2,672,081

University of California, University & College Improvements, Series BD
3.349%, 07/01/29	3,215,000	3,482,777

Total Municipal Bonds
(Cost $15,390,277)		16,556,637

U.S. Government and Agency Obligations - 46.5%

Fannie Mae - 27.2%

FNMA
3.000%, 09/01/46 to 11/01/46	4,984,012	5,117,746
3.500%, 03/01/30 to 03/01/48	11,702,567	12,287,342
4.000%, 12/01/33 to 11/01/48	16,007,970	17,125,098
4.500%, 04/01/39 to 06/01/41	18,508,594	20,069,532
5.000%, 08/01/40	4,038,968	4,458,669

Total Fannie Mae		59,058,387

Freddie Mac - 8.0%

FHLMC
2.500%, 10/01/34	5,303,091	5,385,847

FHLMC Gold Pool
3.000%, 06/01/43	341,400	353,734
3.500%, 07/01/32 to 05/01/44	2,694,696	2,833,689
4.000%, 05/01/26	162,675	169,673
5.000%, 07/01/44	2,878,927	3,182,505

FHLMC Multifamily Structured Pass
Through Certificates
Series K071, Class A2
3.286%, 11/25/27	2,012,000	2,177,365
Series K062, Class A2
3.413%, 12/25/26	513,000	559,348
Series K063, Class A2
3.430%, 01/25/27[1]	2,544,000	2,767,785

Total Freddie Mac		17,429,946

	Principal Amount	Value

U.S. Treasury Obligations - 11.3%

United States Treasury Bonds
3.500%, 02/15/39	$1,750,000	$2,173,042
4.500%, 02/15/36	6,312,000	8,648,919

United States Treasury Notes
2.000%, 11/30/22	8,892,000	9,019,649
6.250%, 08/15/23	3,947,000	4,631,712
Total U.S. Treasury Obligations		24,473,322

Total U.S. Government and Agency Obligations
(Cost $98,781,344)		100,961,655

	Shares

Short-Term Investments - 1.6%

Other Investment Companies - 1.6%

Dreyfus Government Cash Management Fund,
Institutional Shares, 1.73%[2]	1,153,067	1,153,067

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	1,153,068	1,153,068

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	1,188,010	1,188,010

Total Short-Term Investments (Cost $3,494,145)		3,494,145

Total Investments - 99.4% (Cost $207,563,791)		216,012,581

Other Assets, less Liabilities - 0.6%		1,251,978

Net Assets - 100.0%		$217,264,559

[1]

Variable rate security. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$95,000,144	—	$95,000,144
Municipal Bonds	—	16,556,637	—	16,556,637
U.S. Government and Agency Obligations†	—	100,961,655	—	100,961,655
Short-Term Investments
Other Investment Companies	$3,494,145	—	—	3,494,145

Total Investments in Securities	$3,494,145	$212,518,436	—	$216,012,581

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Global equity markets experienced sharp declines in the final quarter of 2018, with the MSCI All Country World Index posting the worst annual performance since the global financial crisis of 2008. Notably, after leading global markets down in the previous two quarters, the MSCI Emerging Markets Index displayed relative strength during December. In response to firm U.S. economic data, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike in December, the ninth hike of the tightening cycle, while giving only modestly dovish guidance about its future intentions.

Moving into 2019, emerging market equities participated in the strong global rally and posted a first quarter gain which was the largest advance since the first quarter of 2017, erasing the sharp decline of the previous quarter. The same factors that boosted global developed markets were also at play in emerging markets, such as dovish signals from key central banks (the Fed and the European Central Bank), optimism on U.S.-China trade negotiations, and early signs of stabilization in China’s economy. Overall, emerging market currencies held their ground against the U.S. dollar, while oil and industrial commodity prices firmed as concerns about the global economy began to ease. Although the MSCI Emerging Markets Index rose in the first quarter, it remained significantly below its peak level reached in January 2018 and lagged the first quarter gain of the MSCI All Country World Index.

Following the strong rally in the first quarter, emerging market equities ended the second quarter of 2019 with relatively flat performance due to tepid economic reports and an escalation of trade tensions. The flat performance for the second quarter masked considerable volatility within the quarter as markets responded negatively to a breakdown in U.S.-China trade negotiations. Evidence mounted that the trade war was resulting in a significant slowdown in global manufacturing activity as supply chains were disrupted while businesses put capital spending plans on hold. However, emerging market equities were able to recover in June as investors correctly discounted that the U.S. and China would agree at the end of the month to postpone further tariff hikes and resume negotiations. Emerging market equities continued to lag developed markets, with developed market equities posting their strongest first-half gain since 1998.

The wide performance spread between emerging and developed markets in 2019 reflects the differential impact of weaker global manufacturing activity and ongoing tension surrounding U.S.-China trade negotiations. The confrontational tone between the two countries has hit emerging market assets particularly hard. Emerging market equities posted a decline for the third quarter of 2019, but ended off the period’s worst levels. There were signs of an easing of U.S.-China tensions in September, with China resuming some purchases of U.S. agricultural goods in advance of formal trade talks. In addition, investors have been focusing on the tempering effect of central bank policy actions to offset the global slowdown. A total of 16 central banks cut rates in the third quarter, led by two cuts by the Fed. That said, China has so far refrained from aggressive monetary easing. Its future policy stance remains an important wild card since China accounts for about one-third of global growth. During the two prior global downturns of 2008 and 2016, inflections in global growth required strong stimulus by China.

Finishing off the fiscal year, emerging market equities did well in October but continued to lag developed markets for the calendar-year-to-date period. Several factors contributed to the improved environment for emerging market equities. First, market participants took comfort from the continued broad-based monetary easing by central banks. Second, a de-escalation of trade issues between the U.S. and China helped market sentiment. On October 11, the U.S. and China reached a tentative “Phase One” agreement on key trade issues. The U.S. agreed to hold off on tariff hikes scheduled for October 15 and December 15. In exchange, China offered key concessions on agricultural purchases and financial sector opening. But no deal has been signed, so there remains the risk of last-minute histrionics. Finally, odds of a no-deal Brexit also declined. Brexit now looks likely to proceed on January 31 next year.

FUND REVIEW

For the one-year period ending October 31, 2019, the AMG GW&K Trilogy Emerging Wealth Equity Fund (the “Fund”) (Class Z shares) returned 21.34%, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 11.86%. Looking at performance on a sector basis, stock selection in the financial, consumer staples, and health care sectors represented the largest contributors to relative performance. Although stock selection detracted from performance in the consumer discretionary sector, the Fund’s large overweight allocation more than offset it, resulting in a positive impact on performance. Finally, holdings in the materials sector added to relative performance for the year. These positives were partially offset by holdings in the communication services and information technology sectors, as well as an underweight allocation in information technology. Geographically, stock selection in Asia, particularly China, was by far the largest contributor to relative performance for the fiscal year. Stock selection and an underweight allocation in South Korea also helped performance versus the Index while an underweight allocation in Taiwan detracted from performance within the region. Within the Latin America and EMEA regions, stock selection and underweight allocations versus the Index helped on a relative basis. Finally, within developed markets, positive performance from U.S. holdings more than offset the negative returns in Germany and Denmark.

OUTLOOK AND PORTFOLIO POSITION

Looking forward, we see continued low inflation levels in most emerging market countries as supportive for further monetary easing and economic growth, albeit at more modest levels. As the third quarter earnings season progresses, business trends in the Fund’s consumer-focused companies remain healthy. We believe earnings growth for the Fund will be between 8% and 10% for 2019, followed by low-double-digit growth in 2020 and 2021, providing further support to already compelling valuations. Volatility will likely continue as investors balance political risks, trade discussions, and accommodative central bank policies globally. This continued volatility will create further opportunities to invest in best-in-class companies serving the emerging consumer.

Ongoing discussions between the U.S. and China will most likely result in a trade agreement that will be executed in several phases over an extended period of time. In the meantime, the shift toward consumption in emerging markets remains undeterred. Not only do we continue to see high consumer confidence and strong consumption in China, despite the headline news, we also note that premium segments are growing at approximately twice the pace of overall Chinese consumption. In India, after broad monetary and fiscal stimulus, the government has now moved to support important labor-intensive industries including the auto industry, where a cash-for-clunkers program is under consideration. We continue to believe the combination of strong earnings growth and compelling valuations could present investors with a strong snap-back in emerging markets, and we would like to remind investors of the benefit of an emerging wealth allocation, as we believe the emerging consumer will be the most compelling growth story for the next couple of decades.

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

Investors with a long-term investment horizon, as well as patience and focus on the underlying fundamentals of companies rather than the latest news, could reap sustainable excess returns in emerging markets as the world faces a scarcity of growth opportunities. We believe the underlying trends in emerging markets are very powerful for the companies within the Fund. Patience is required and we believe investors will be rewarded.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the consumer discretionary,

health care, information technology, materials, and industrial sectors while exposures to the consumer staples, communication services, and financial sectors decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary and health care sectors and underweight positions in the energy, information technology, materials, communication services, industrial, real estate, utilities, and consumer staples sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 68% in EM Asia, 22% in developed markets, 5% in EM EMEA, and 5% in EM Latin America.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Trilogy Emerging Wealth Equity Fund’s (formerly AMG Trilogy Emerging Wealth Equity Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Trilogy Emerging Wealth Equity Fund’s Class Z shares on March 19, 2015 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG GW&K Trilogy Emerging Wealth Equity Fund[2,3,4,5,6,7,8]

Class N	20.82%	6.41%	03/19/15

Class I	21.15%	6.69%	03/19/15

Class Z	21.34%	6.79%	03/19/15

MSCI Emerging Markets Index[9]	11.86%	4.22%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein.

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

Copying or redistributing the MSCI data is strictly prohibited.	Not FIDC insured, not bank guaranteed. May lose value.

AMG GW&K Trilogy Emerging Wealth Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	36.7

Financials	24.8

Information Technology	10.5

Communication Services	7.4

Health Care	6.3

Consumer Staples	5.3

Materials	3.4

Industrials	2.5

Short-Term Investments	5.6

Other Assets Less Liabilities	(2.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Alibaba Group Holding, Ltd., Sponsored ADR (China)	6.0

Infineon Technologies AG (Germany)	5.8

Sands China, Ltd. (Macau)	4.9

Ping An Insurance Group Co. of China, Ltd., Class H (China)	4.7

HDFC Bank, Ltd., ADR (India)	4.3

Sberbank of Russia PJSC, Sponsored ADR (Russia)	4.0

AIA Group, Ltd. (Hong Kong)	4.0

QUALCOMM, Inc.	3.9

Tencent Holdings, Ltd. (China)	3.3

Trip.com Group, Ltd., ADR (China)	3.3

Top Ten as a Group	44.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 96.9%

Communication Services - 7.4%

iQIYI, Inc., ADR (China)*,1	63,833	$1,112,609

MultiChoice Group (South Africa)*	37,798	314,798

Tencent Holdings, Ltd. (China)	92,140	3,737,467

Tencent Music Entertainment Group, ADR (China)*,1	103,895	1,437,907

The Walt Disney Co. (United States)	2,206	286,604

Zee Entertainment Enterprises, Ltd. (India)	395,018	1,451,339

Total Communication Services		8,340,724

Consumer Discretionary - 36.7%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	38,781	6,851,439

Booking Holdings, Inc. (United States)*	565	1,157,555

Eicher Motors, Ltd. (India)	8,475	2,686,988

Hermes International (France)	570	410,601

Huazhu Group Ltd., ADR (China)[1]	38,881	1,472,035

Jubilant Foodworks Ltd. (India)	84,050	1,894,594

LVMH Moet Hennessy Louis Vuitton SE (France)	3,660	1,563,025

MakeMyTrip, Ltd. (India)*,1	75,009	1,726,707

Maruti Suzuki India, Ltd. (India)	30,688	3,269,770

Moncler SpA (Italy)	37,312	1,439,823

Naspers, Ltd., N Shares (South Africa)	5,353	757,496

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	7,148	872,485

NIKE, Inc., Class B (United States)	6,301	564,254

Prosus, N.V. (Netherlands)*	19,753	1,362,147

Sands China, Ltd. (Macau)	1,131,000	5,570,876

Starbucks Corp. (United States)	3,401	287,589

TAL Education Group, ADR (China)*	28,850	1,235,068

Tiffany & Co. (United States)[1]	2,941	366,184

Titan Co., Ltd. (India)	46,200	866,771

Trip.com Group, Ltd., ADR (China)*	112,385	3,707,581

Yum China Holdings, Inc. (China)	84,484	3,590,570

Total Consumer Discretionary		41,653,558

Consumer Staples - 5.3%

The Estee Lauder Cos., Inc., Class A (United States)	1,790	333,423

Kimberly-Clark de Mexico, SAB de CV, Class A (Mexico)	135,260	271,765

Kweichow Moutai Co., Ltd., Class A (China)	3,293	551,469

LG Household & Health Care, Ltd. (South Korea)	2,490	2,694,424

Unilever NV (United Kingdom)	3,439	203,268

Wal-Mart de Mexico, SAB de CV (Mexico)	418,220	1,253,366

	Shares	Value

Wuliangye Yibin Co., Ltd., Class A (China)	35,603	$666,411

Total Consumer Staples		5,974,126

Financials - 24.8%

AIA Group, Ltd. (Hong Kong)	451,700	4,498,130

Bank Mandiri Persero Tbk PT (Indonesia)	2,090,920	1,045,187

China Merchants Bank Co., Ltd., Class H (China)	399,050	1,903,162

Credicorp, Ltd. (Peru)	3,679	787,453

Grupo Financiero Banorte, S.A.B de CV (Mexico)	374,370	2,046,954

HDFC Bank, Ltd., ADR (India)	79,796	4,874,738

Kotak Mahindra (India)	143,181	3,175,711

Ping An Insurance Group Co. of China, Ltd., Class H (China)	459,000	5,297,682

Sberbank of Russia PJSC, Sponsored ADR (Russia)	309,191	4,553,243

Total Financials		28,182,260

Health Care - 6.3%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	702,091	2,937,827

CSPC Pharmaceutical Group, Ltd. (China)	238,000	609,547

Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	55,380	714,469

Novo Nordisk A/S, Class B (Denmark)	13,509	742,842

Ping An Healthcare and Technology Co., Ltd. (China)*,1,2	314,300	2,149,563

Total Health Care		7,154,248

Industrials - 2.5%

Copa Holdings, S.A., Class A (Panama)	5,311	540,341

FANUC Corp. (Japan)	9,230	1,820,611

Havells India, Ltd. (India)	43,501	423,841

Total Industrials		2,784,793

Information Technology - 10.5%

Infineon Technologies AG (Germany)	339,205	6,569,984

Mastercard, Inc., Class A (United States)	1,956	541,440

Pagseguro Digital, Ltd., Class A (Brazil)*,1	10,240	379,699

QUALCOMM, Inc. (United States)	55,266	4,445,597

Total Information Technology		11,936,720

Materials - 3.4%

Asian Paints, Ltd. (India)	62,004	1,580,519

Chr Hansen Holding A/S (Denmark)	17,964	1,379,200

Novozymes A/S (Denmark)	18,320	863,597

Total Materials		3,823,316

Total Common Stocks
(Cost $99,165,664)		109,849,745

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 5.6%

Joint Repurchase Agreements - 2.8%[3]

Cantor Fitzgerald Securities, Inc., dated 10/31/19,due 11/01/19, 1.750% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $1,020,041)	$1,000,000	$1,000,000

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $1,000,048 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $1,020,000)	1,000,000	1,000,000

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $211,727 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $215,951)	211,717	211,717

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,211,717

	Shares	Value

Other Investment Companies - 2.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	1,035,029	$1,035,029

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	1,035,029	1,035,029

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	1,066,393	1,066,393

Total Other Investment Companies		3,136,451

Total Short-Term Investments
(Cost $6,348,168)		6,348,168

Total Investments - 102.5%
(Cost $105,513,832)		116,197,913

Other Assets, less Liabilities - (2.5)%		(2,793,817)

Net Assets - 100.0%		$113,404,096

*	Non-income producing security.

[1]

Some of these securities, amounting to $7,641,830 or 6.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $2,149,563 or 1.9% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$23,193,614	$18,459,944	—	$41,653,558
Financials	7,709,145	20,473,115	—	28,182,260
Information Technology	5,366,736	6,569,984	—	11,936,720
Communication Services	4,288,459	4,052,265	—	8,340,724
Health Care	—	7,154,248	—	7,154,248
Consumer Staples	1,858,554	4,115,572	—	5,974,126
Materials	—	3,823,316	—	3,823,316
Industrials	540,341	2,244,452	—	2,784,793
Short-Term Investments
Joint Repurchase Agreements	—	3,211,717	—	3,211,717
Other Investment Companies	3,136,451	—	—	3,136,451

Total Investments in Securities	$46,093,300	$70,104,613	—	$116,197,913

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at October 31, 2019:

Common Stock
Balance as of October 31, 2018	$244,523
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	(244,523)
Balance as of October 31, 2019	—

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2019	—

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at October 31, 2019 is as follows:

Country	% of Long-Term Investments
Brazil	0.3
China	35.4
Denmark	2.7
France	1.8
Germany	6.0
Hong Kong	4.1
India	20.0
Indonesia	0.9
Italy	1.3
Japan	1.7
Macau	5.1
Mexico	3.2
Netherlands	1.2
Panama	0.5
Peru	0.7
Russia	4.1
South Africa	1.0
South Korea	2.5
United Kingdom	0.2
United States	7.3

100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Global equity markets experienced sharp declines in the final quarter of 2018, with the MSCI All Country World Index posting the worst annual performance since the global financial crisis of 2008. Notably, after leading global markets down in the previous two quarters, the MSCI Emerging Markets Index displayed relative strength in December. In response to firm U.S. economic data, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike in December, the ninth hike of the tightening cycle, while giving only modestly dovish guidance about its future intentions.

Moving into 2019, emerging market equities participated in the strong global rally and posted a first-quarter gain which was the largest advance since the first quarter of 2017, erasing the sharp decline of the previous quarter. The same factors that boosted global developed markets were also at play in emerging markets, such as dovish signals from key central banks (the Fed and the European Central Bank), optimism on U.S.-China trade negotiations, and early signs of stabilization in China’s economy. Overall, emerging market currencies held their ground against the U.S. dollar, while oil and industrial commodity prices firmed as concerns about the global economy began to ease. Although the MSCI Emerging Markets Index rose in the first quarter, it remained significantly below its peak level reached in January 2018 and lagged the first-quarter gain of the MSCI All Country World Index.

Following the strong rally in the first quarter, emerging market equities ended the second quarter of 2019 with relatively flat performance due to tepid economic reports and an escalation of trade tensions. The flat performance for the second quarter masked considerable volatility within the quarter as markets responded negatively to a breakdown in U.S.-China trade negotiations. Evidence mounted that the trade war was resulting in a significant slowdown in global manufacturing activity as supply chains were disrupted while businesses put capital spending plans on hold. However, emerging market equities were able to recover in June as investors correctly discounted that the U.S. and China would agree at the end of the month to postpone further tariff hikes and resume negotiations. Emerging market equities continued to lag developed markets, with developed market equities posting their strongest first-half gain since 1998.

The wide performance spread between emerging and developed markets in 2019 reflects the differential impact of weaker global manufacturing activity and ongoing tension surrounding U.S.-China trade negotiations. The confrontational tone between the two countries has hit emerging market assets particularly hard. Emerging market equities posted a decline for the third quarter of 2019, but ended off the period’s worst levels. There were signs of an easing of U.S.-China tensions in September, with China resuming some purchases of U.S. agricultural goods in advance of formal trade talks. In addition, investors have been focusing on the tempering effect of central bank policy actions to offset the global slowdown. A total of 16 central banks cut rates in the third quarter, led by two cuts by the Fed. That said, China has so far refrained from aggressive monetary easing. Its future policy stance remains an important wild card since China accounts for about one-third of global growth. During the two prior global downturns of 2008 and 2016, inflections in global growth required strong stimulus by China.

Finishing off the fiscal year, emerging market equities did well in October but continued to lag developed markets for the calendar-year-to-date period. Several factors contributed to the improved environment for emerging market equities. First, market participants took comfort from the continued broad-based monetary easing by central banks. Second, a de-escalation of trade issues between the U.S. and China helped market sentiment. On October 11, the U.S. and China reached a tentative “Phase One” agreement on key trade issues. The U.S. agreed to hold off on tariff hikes scheduled for October 15 and December 15. In exchange, China offered key concessions on agricultural purchases and financial sector opening. But no deal has been signed, so there remains the risk of last-minute histrionics. Finally, odds of a no-deal Brexit also declined. Brexit now looks likely to proceed on January 31 next year.

FUND REVIEW

For the one-year period ending October 31, 2019, the AMG GW&K Trilogy Emerging Markets Equity Fund (the “Fund”) (Class Z shares) returned 14.39%, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 11.86%. Looking at performance on a sector basis, stock selection in the consumer staples and financial sectors were the largest contributors to relative performance. Holdings in the industrial and information technology sectors, as well as an overweight allocation to the consumer discretionary sector, also contributed positively to relative performance. These positives were partially offset by the underperformance of holdings in the communication services sector and the underweight allocation to the real estate sector. Geographically, stock selection in Asia, particularly China, was the largest contributor to relative performance. Holdings in South Korea and Indonesia also added value, while stock selection in India and Thailand detracted from relative performance. The EMEA region also contributed positively to fiscal year performance, with our holdings in South Africa adding the most. Finally, within Latin America, the Fund’s holdings in Panama and Colombia added value relative to the benchmark while our exposure to Peru weighed on performance.

OUTLOOK AND PORTFOLIO POSITIONING

We believe emerging markets’ underperformance since early 2018 reflects a massive spike in global uncertainty, with the escalation of the U.S.-China trade war acting as the key driver. We expect political expediency in both the U.S. and China to support a gradual de-escalation of the trade war ahead of next November’s U.S. presidential election. That could become a catalyst for emerging market outperformance in coming quarters. Relative valuations should also work in favor of emerging vs developed markets. At the end of October, emerging markets traded at a Shiller PE ratio of 12.7 times compared to 30.3 for the S&P 500® Index and 17.8 for the MSCI EAFE Index. By inverting those Shiller PE ratios, long-term earnings yields can be derived as follows: 7.9% for emerging markets versus 3.3% for the S&P 500® and 5.6% for MSCI EAFE. Those yields can be viewed as rough-and-ready predictors of future expected real returns. They suggest that emerging markets are currently priced to deliver superior long-term returns. With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the communication services, consumer staples, information technology, industrials, health care, and real estate sectors while exposures to the materials, financial, energy, and consumer discretionary sectors decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, financial, consumer staples, communication services, and health care sectors and underweight positions in the materials, energy, utilities, and real estate sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 70% in Asia, 16% in Latin America, and 14% in the EMEA region.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Trilogy Emerging Markets Equity Fund’s (formerly AMG Trilogy Emerging Markets Equity Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Trilogy Emerging Markets Equity Fund’s Class Z shares on March 01, 2011 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Trilogy Emerging Markets Equity Fund[2,3,4,5,6,7,8,9,10]

Class N	13.94%	2.57%	1.05%	03/01/12

Class I	14.34%	2.93%	0.45%	03/01/11

Class Z	14.39%	3.04%	0.55%	03/01/11

MSCI Emerging Markets Index[11]	11.86%	2.93%	1.75%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[3]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[8]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

[11]  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Trilogy Emerging Markets Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	27.2

Consumer Discretionary	19.4

Information Technology	15.8

Communication Services	12.3

Consumer Staples	8.7

Industrials	5.4

Health Care	4.0

Energy	2.9

Materials	1.4

Real Estate	0.6

Short-Term Investments	2.7

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.7

Samsung Electronics Co., Ltd. (South Korea)	5.2

Alibaba Group Holding, Ltd., Sponsored ADR (China)	5.2

Tencent Holdings, Ltd. (China)	4.3

Sberbank of Russia PJSC, Sponsored ADR (Russia)	3.5

Ping An Insurance Group Co. of China, Ltd., Class H (China)	3.0

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	2.1

Banco Bradesco, S.A., ADR (Brazil)	2.0

Housing Development Finance Corp., Ltd. (India)	1.9

Shanghai International Airport Co., Ltd., Class A (China)	1.8

Top Ten as a Group	34.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 97.7%

Communication Services - 12.3%

58.com, Inc., ADR (China)*	7,773	$410,492

Autohome, Inc., ADR (China)*	2,627	222,139

Baidu, Inc., Sponsored ADR (China)*	3,770	383,975

iQIYI, Inc., ADR (China)*,1	23,288	405,910

MultiChoice Group (South Africa)*	68,107	567,224

NetEase, Inc., ADR (China)	1,756	501,970

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,564,347	456,509

Tencent Holdings, Ltd. (China)	59,300	2,405,381

Tencent Music Entertainment Group, ADR (China)*,1	53,180	736,011

Zee Entertainment Enterprises, Ltd. (India)	231,207	849,480

Total Communication Services		6,939,091

Consumer Discretionary - 19.4%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	16,491	2,913,465

Feng TAY Enterprise Co., Ltd. (Taiwan)	118,560	800,913

Hanon Systems (South Korea)	43,799	435,907

MakeMyTrip, Ltd. (India)*	15,043	346,290

Maruti Suzuki India, Ltd. (India)	3,744	398,919

Midea Group Co., Ltd., Class A (China)	67,385	531,022

Naspers, Ltd., N Shares (South Africa)	4,859	687,590

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	5,789	706,605

Prosus, N.V. (Netherlands)*	11,159	769,513

Sands China, Ltd. (Macau)	171,647	845,468

Shanghai Jinjiang International Hotels Co., Ltd. (China)	55,700	176,751

Shenzhou International Group Holdings, Ltd. (China)	59,600	823,592

Trip.com Group, Ltd., ADR (China)*	26,126	861,897

Yum China Holdings, Inc. (China)	14,566	619,055

Total Consumer Discretionary		10,916,987

Consumer Staples - 8.7%

Bid Corp., Ltd. (South Africa)	24,646	574,972

BIM Birlesik Magazalar AS (Turkey)	51,580	426,913

CP ALL PCL (Thailand)	65,100	168,267

Dino Polska S.A. (Poland)*,2	6,523	254,201

Fomento Economico Mexicano, S.A.B de CV (Mexico)	55,434	492,743

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	67,800	279,214

Kweichow Moutai Co., Ltd., Class A (China)	3,400	569,388

	Shares	Value

LG Household & Health Care, Ltd. (South Korea)	241	$260,786

Uni-President Enterprises Corp. (Taiwan)	127,000	313,739

Wal-Mart de Mexico, SAB de CV (Mexico)	219,800	658,720

Wuliangye Yibin Co., Ltd., Class A (China)	49,000	917,173

Total Consumer Staples		4,916,116

Energy - 2.9%

Novatek PJSC, Sponsored GDR (Russia)	3,451	740,356

Reliance Industries, Ltd. (India)	43,500	896,592

Total Energy		1,636,948

Financials - 27.2%

AIA Group, Ltd. (Hong Kong)	95,800	953,998

Banco Bradesco, S.A., ADR (Brazil)	128,859	1,128,805

Banco de Chile, ADR (Chile)[1]	13,256	340,414

Bancolombia, S.A., Sponsored ADR (Colombia)	13,078	678,487

Bank Mandiri Persero Tbk PT (Indonesia)	1,232,100	615,889

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,457,635	736,394

BDO Unibank, Inc. (Philippines)	191,655	584,645

Credicorp, Ltd. (Peru)	3,993	854,662

FirstRand, Ltd. (South Africa)	155,364	671,636

Grupo Financiero Banorte, S.A.B de CV (Mexico)	162,400	887,959

HDFC Bank, Ltd. (India)	58,300	1,010,123

Housing Development Finance Corp., Ltd. (India)	35,733	1,072,421

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	134,076	1,210,706

Noah Holdings, Ltd., ADR (China)*,1	6,737	204,064

OTP Bank Plc (Hungary)	17,009	784,403

Ping An Insurance Group Co. of China, Ltd., Class H (China)	145,000	1,673,560

Sberbank of Russia PJSC, Sponsored ADR (Russia)	132,210	1,946,966

Total Financials		15,355,132

Health Care - 4.0%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	151,700	634,773

Fleury, S.A. (Brazil)	100,918	637,138

Lepu Medical Technology Beijing Co., Ltd., Class A (China)	75,000	321,488

Microport Scientific Corp. (China)	177,080	181,845

Odontoprev, S.A. (Brazil)	134,906	501,546

Total Health Care		2,276,790

Industrials - 5.4%

Adani Ports & Special Economic Zone, Ltd. (India)	113,180	630,687

The Bidvest Group, Ltd. (South Africa)	25,158	343,428

Copa Holdings, S.A., Class A (Panama)	5,468	556,314

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 5.4% (continued)

Grupo Aeroportuario del Pacifico, S.A.B de CV, Class B (Mexico)	42,706	$447,629

Shanghai International Airport Co., Ltd., Class A (China)	96,069	1,040,457

Total Industrials		3,018,515

Information Technology - 15.8%

Delta Electronics, Inc. (Taiwan)	119,720	525,629

Infosys, Ltd., Sponsored ADR (India)	32,837	314,907

Pagseguro Digital, Ltd., Class A (Brazil)*,1	8,714	323,115

Samsung Electronics Co., Ltd. (South Korea)	68,367	2,954,812

SK Hynix, Inc. (South Korea)	14,792	1,040,114

Sunny Optical Technology Group Co., Ltd. (China)	33,200	533,653

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	326,632	3,200,929

Total Information Technology		8,893,159

Materials - 1.4%

Grasim Industries, Ltd. (India)	24,413	264,492

LG Chem, Ltd. (South Korea)	1,963	517,928

Total Materials		782,420

Real Estate - 0.6%

Emaar Malls PJSC (United Arab Emirates)	631,234	334,701

Total Common Stocks
(Cost $46,346,976)		55,069,859

	Principal Amount	Value

Short-Term Investments - 2.7%

Joint Repurchase Agreements - 1.2%[3]

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.720% total to be received $661,910 (collateralized by various U.S. Treasuries, 0.125% - 4.250%, 03/31/20 - 02/15/49, totaling $675,116)	$661,878	$661,878

	Shares

Other Investment Companies - 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	280,391	280,391

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	280,391	280,391

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	288,888	288,888

Total Other Investment Companies		849,670

Total Short-Term Investments
(Cost $1,511,548)		1,511,548

Total Investments - 100.4%
(Cost $47,858,524)		56,581,407

Other Assets, less Liabilities - (0.4)%		(234,087)

Net Assets - 100.0%		$56,347,320

*	Non-income producing security.

[1]

Some of these securities, amounting to $1,682,508 or 3.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $254,201 or 0.5% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Financials	$5,305,097	$10,050,035	—	$15,355,132
Consumer Discretionary	6,216,825	4,700,162	—	10,916,987
Information Technology	638,022	8,255,137	—	8,893,159
Communication Services	3,509,977	3,429,114	—	6,939,091
Consumer Staples	1,578,376	3,337,740	—	4,916,116
Industrials	1,003,943	2,014,572	—	3,018,515
Health Care	1,138,684	1,138,106	—	2,276,790
Energy	—	1,636,948	—	1,636,948
Materials	—	782,420	—	782,420
Real Estate	—	334,701	—	334,701
Short-Term Investments
Joint Repurchase Agreements	—	661,878	—	661,878
Other Investment Companies	849,670	—	—	849,670

Total Investments in Securities	$20,240,594	$36,340,813	—	$56,581,407

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2019 is as follows:

Country	% of Long-Term Investments
Brazil	6.9
Chile	0.6
China	32.8
Colombia	1.2
Hong Kong	1.7
Hungary	1.4
India	10.5
Indonesia	3.3
Macau	1.5
Mexico	4.5
Netherlands	1.4
Panama	1.0

Country	% of Long-Term Investments
Peru	1.5
Philippines	1.1
Poland	0.5
Russia	4.9
South Africa	5.2
South Korea	9.5
Taiwan	8.8
Thailand	0.3
Turkey	0.8
United Arab Emirates	0.6

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2019

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund
Assets:
Investments at value[1] (including securities on loan valued at $0, $7,641,830, and $1,682,508, respectively)	$216,012,581	$116,197,913	$56,581,407
Foreign currency[2]	—	285,629	68,965
Receivable for investments sold	—	—	514,736
Dividend, interest and other receivables	1,557,609	64,879	42,037
Receivable for Fund shares sold	10,815	380,955	775
Prepaid expenses and other assets	20,269	10,820	10,244
Total assets	217,601,274	116,940,196	57,218,164
Liabilities:
Payable upon return of securities loaned	—	3,211,717	661,878
Payable for investments purchased	61,191	—	87,511
Payable for Fund shares repurchased	110,274	67,946	2,495
Payable for foreign capital gains tax	—	127,643	9,065
Accrued expenses:
Investment advisory and management fees	55,569	50,796	25,874
Administrative fees	27,688	13,853	7,057
Distribution fees	263	415	108
Shareholder service fees	7,358	388	—
Other	74,372	63,342	76,856
Total liabilities	336,715	3,536,100	870,844

Net Assets	$217,264,559	$113,404,096	$56,347,320
[1] Investments at cost	$207,563,791	$105,513,832	$47,858,524
[2] Foreign currency at cost	—	$285,740	$69,774

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund

Net Assets Represent:
Paid-in capital	$213,029,898	$99,594,638	$45,688,599
Total distributable earnings	4,234,661	13,809,458	10,658,721
Net Assets	$217,264,559	$113,404,096	$56,347,320

Class N:
Net Assets	$1,255,297	$2,006,910	$520,090
Shares outstanding	119,158	168,158	54,622

Net asset value, offering and redemption price per share	$10.53	$11.93	$9.52
Class I:
Net Assets	$212,801,331	$6,327,987	$24,099,957
Shares outstanding	20,195,221	526,084	2,542,423

Net asset value, offering and redemption price per share	$10.54	$12.03	$9.48
Class Z:
Net Assets	$3,207,931	$105,069,199	$31,727,273
Shares outstanding	304,618	8,763,076	3,363,902

Net asset value, offering and redemption price per share	$10.53	$11.99	$9.43

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended October 31, 2019

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund
Investment Income:
Dividend income	$66,340	$2,070,029	$4,755,424
Interest income	6,738,479	138	—
Securities lending income	—	48,604	33,472
Foreign withholding tax	—	(109,306)	(423,398)
Total investment income	6,804,819	2,009,465	4,365,498
Expenses:
Investment advisory and management fees	685,681	479,631	850,725
Administrative fees	342,841	130,809	232,016
Distribution fees - Class N	1,822	5,086	1,077
Shareholder servicing fees - Class N	1,093	3,051	647
Shareholder servicing fees - Class I	166,517	3,934	13,666
Professional fees	57,639	62,825	80,440
Registration fees	52,054	54,842	51,138
Custodian fees	36,965	80,549	133,349
Reports to shareholders	23,335	10,309	16,655
Transfer agent fees	22,876	3,240	5,430
Trustee fees and expenses	22,223	7,419	15,317
Miscellaneous	14,708	5,146	10,857
Repayment of prior reimbursements	—	14,028	—
Total expenses before offsets	1,427,754	860,869	1,411,317
Expense reimbursements	(156,648)	—	—
Net expenses	1,271,106	860,869	1,411,317

Net investment income	5,533,713	1,148,596	2,954,181
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	(417,409)	2,349,007	12,901,906
Net realized loss on foreign currency transactions	—	(95,065)	(355,093)
Net change in unrealized appreciation/depreciation on investments	20,112,764	11,997,673	4,419,624

Net change in unrealized appreciation/depreciation on foreign currency translations	—	(119,761)	(5,637)
Net realized and unrealized gain	19,695,355	14,131,854	16,960,800

Net increase in net assets resulting from operations	$25,229,068	$15,280,450	$19,914,981

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG GW&K Core Bond ESG Fund		AMG GW&K Trilogy Emerging Wealth Equity Fund		AMG GW&K Trilogy Emerging Markets Equity Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$5,533,713	$6,582,045	$1,148,596	$599,084	$2,954,181	$2,324,220
Net realized gain (loss) on investments	(417,409)	(1,658,735)	2,253,942	2,832,808	12,546,813	5,101,177
Net change in unrealized appreciation/depreciation on investments	20,112,764	(12,727,480)	11,877,912	(15,165,726)	4,413,987	(30,255,989)

Net increase (decrease) in net assets resulting from operations	25,229,068	(7,804,170)	15,280,450	(11,733,834)	19,914,981	(22,830,592)
Distributions to Shareholders:
Class N	(15,730)	(6,701)	(91,676)	(1,210)	(12,186)	(2,438)
Class I	(5,461,302)	(6,491,282)	(88,034)	(76,934)	(702,208)	(26,234)
Class Z	(85,424)	(121,411)	(3,150,911)	(3,581,095)	(5,489,154)	(1,711,909)
Total distributions to shareholders	(5,562,456)	(6,619,394)	(3,330,621)	(3,659,239)	(6,203,548)	(1,740,581)
Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(72,704,031)	(46,865,335)	36,532,694	19,158,573	(102,551,166)	36,373,294

Total increase (decrease) in net assets	(53,037,419)	(61,288,899)	48,482,523	3,765,500	(88,839,733)	11,802,121
Net Assets:
Beginning of year	270,301,978	331,590,877	64,921,573	61,156,073	145,187,053	133,384,932
End of year	$217,264,559	$270,301,978	$113,404,096	$64,921,573	$56,347,320	$145,187,053

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class N	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$9.67	$10.14	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[3,4]	0.21	0.18	0.18	0.16	0.08

Net realized and unrealized gain (loss) on investments	0.86	(0.46)	(0.12)	0.28	(0.16)

Total income (loss) from investment operations	1.07	(0.28)	0.06	0.44	(0.08)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.19)	(0.18)	(0.17)	(0.08)
Net realized gain on investments	—	—	—	(0.24)	—
Total distributions to shareholders	(0.21)	(0.19)	(0.18)	(0.41)	(0.08)
Net Asset Value, End of Period	$10.53	$9.67	$10.14	$10.26	$10.23
Total Return[4,5]	11.20%	(2.79)%	0.57%	4.44%	(0.76)%[6]
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%[7]

Ratio of gross expenses to average net assets[8]	0.95%	0.93%	0.93%	0.97%	0.99%[7]

Ratio of net investment income to average net assets[4]	2.10%	1.88%	1.75%	1.51%	1.67%[7]
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of period (000’s) omitted	$1,255	$502	$146	$293	$124

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.67	$10.15	$10.27	$10.24	$10.87
Income (loss) from Investment Operations:
Net investment income[3,4]	0.24	0.22	0.21	0.21	0.18

Net realized and unrealized gain (loss) on investments	0.88	(0.48)	(0.12)	0.26	(0.11)
Total income (loss) from investment operations	1.12	(0.26)	0.09	0.47	0.07
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.22)	(0.21)	(0.20)	(0.35)
Net realized gain on investments	—	—	—	(0.24)	(0.35)
Total distributions to shareholders	(0.25)	(0.22)	(0.21)	(0.44)	(0.70)
Net Asset Value, End of Year	$10.54	$9.67	$10.15	$10.27	$10.24
Total Return[4,5]	11.70%	(2.59)%	0.91%	4.79%	0.68%
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.56%
Ratio of gross expenses to average net assets[8]	0.62%	0.61%	0.60%	0.65%	0.67%

Ratio of net investment income to average net assets[4]	2.42%	2.20%	2.08%	2.01%	1.70%
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of year (000’s) omitted	$212,801	$264,795	$325,855	$414,400	$572,110

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class Z	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$9.67	$10.14	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[3,4]	0.25	0.23	0.22	0.19	0.10

Net realized and unrealized gain (loss) on investments	0.87	(0.47)	(0.12)	0.29	(0.16)

Total income (loss) from investment operations	1.12	(0.24)	0.10	0.48	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.23)	(0.22)	(0.21)	(0.10)
Net realized gain on investments	—	—	—	(0.24)	—
Total distributions to shareholders	(0.26)	(0.23)	(0.22)	(0.45)	(0.10)
Net Asset Value, End of Period	$10.53	$9.67	$10.14	$10.26	$10.23
Total Return[4,5]	11.71%	(2.42)%	0.98%	4.85%	(0.58)%[6]
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%[7]

Ratio of gross expenses to average net assets[8]	0.55%	0.53%	0.53%	0.58%	0.59%[7]

Ratio of net investment income to average net assets[4]	2.50%	2.28%	2.15%	1.88%	2.05%[7]
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of period (000’s) omitted	$3,208	$5,005	$5,590	$5,668	$4,891

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Commencement of operations was on May 8, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class N	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.38	$12.94	$10.13	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.10	0.06	0.05	0.05	0.04

Net realized and unrealized gain (loss) on investments	1.95	(1.88)	2.80	0.74	(0.70)

Total income (loss) from investment operations	2.05	(1.82)	2.85	0.79	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.05)	(0.04)	—	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.50)	(0.74)	(0.04)	—	—
Net Asset Value, End of Period	$11.93	$10.38	$12.94	$10.13	$9.34
Total Return[4,5]	20.82%	(15.16)%	28.31%	8.46%	(6.60)%[6]
Ratio of net expenses to average net assets	1.37%[7]	1.45%[7,8]	1.45%[7,8]	1.44%	1.33%[9]

Ratio of gross expenses to average net assets[10]	1.37%[7]	1.45%[7]	1.45%[7]	1.53%	1.65%[9]

Ratio of net investment income to average net assets[4]	0.93%	0.49%	0.45%	0.51%	0.65%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$2,007	$1,940	$10	$10	$9

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class I	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.44	$12.96	$10.14	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.14	0.09	0.08	0.07	0.04

Net realized and unrealized gain (loss) on investments	1.96	(1.88)	2.81	0.75	(0.70)

Total income (loss) from investment operations	2.10	(1.79)	2.89	0.82	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.04)	(0.07)	(0.02)	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.51)	(0.73)	(0.07)	(0.02)	—
Net Asset Value, End of Period	$12.03	$10.44	$12.96	$10.14	$9.34
Total Return[4,5]	21.15%	(14.89)%	28.73%	8.77%	(6.60)%[6]
Ratio of net expenses to average net assets	1.08%[7]	1.19%[7,8]	1.12%[7,8]	1.16%	1.16%[9]

Ratio of gross expenses to average net assets[10]	1.08%[7]	1.19%[7]	1.16%[7]	1.24%	1.45%[9]

Ratio of net investment income to average net assets[4]	1.22%	0.75%	0.78%	0.79%	0.61%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$6,328	$2,539	$1,646	$16,639	$22,432

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class Z	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.41	$12.97	$10.15	$9.35	$10.00

Income (loss) from Investment Operations:
Net investment income[3,4]	0.15	0.11	0.10	0.09	0.04

Net realized and unrealized gain (loss) on investments	1.96	(1.89)	2.80	0.74	(0.69)

Total income (loss) from investment operations	2.11	(1.78)	2.90	0.83	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.09)	(0.08)	(0.03)	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.53)	(0.78)	(0.08)	(0.03)	—
Net Asset Value, End of Period	$11.99	$10.41	$12.97	$10.15	$9.35
Total Return[4,5]	21.34%	(14.87)%	28.86%	8.86%	(6.50)%[6]

Ratio of net expenses to average net assets	0.97%[7]	1.05%[7,8]	1.05%[7,8]	1.05%	1.05%[9]

Ratio of gross expenses to average net assets[10]	0.97%[7]	1.05%[7]	1.05%[7]	1.15%	1.50%[9]

Ratio of net investment income to average net assets[4]	1.33%	0.89%	0.85%	0.94%	0.64%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$105,069	$60,443	$59,500	$30,777	$7,782

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Commencement of operations was on March 20, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.02%, 0.07% and 0.04% for the fiscal years ended October 31, 2019, 2018 and 2017, respectively.
[8]	Includes reduction from broker recapture amounting to less than 0.01%.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.61	$10.11	$7.91	$7.23	$8.83
Income (loss) from Investment Operations:
Net investment income[2,3]	0.14	0.11	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.04	(1.54)	2.18	0.66	(1.66)
Total income (loss) from investment operations	1.18	(1.43)	2.27	0.72	(1.60)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.07)	(0.07)	(0.04)	—
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.07)	(0.07)	(0.04)	—
Net Asset Value, End of Year	$9.52	$8.61	$10.11	$7.91	$7.23
Total Return[3]	13.94%[4]	(14.24)%[4]	28.97%[4]	10.01%	(18.12)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.31%	1.44%	1.45%
Ratio of gross expenses to average net assets[5]	1.30%	1.27%	1.31%	1.44%	1.45%
Ratio of net investment income to average net assets[3]	1.52%	1.12%	1.08%	0.81%	0.76%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$520	$289	$350	$497	$57

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.60	$10.11	$7.90	$7.19	$8.88
Income (loss) from Investment Operations:
Net investment income[2,3]	0.17	0.13	0.12	0.08	0.05
Net realized and unrealized gain (loss) on investments	1.04	(1.53)	2.18	0.67	(1.62)
Total income (loss) from investment operations	1.21	(1.40)	2.30	0.75	(1.57)
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.11)	(0.09)	(0.04)	(0.12)
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.33)	(0.11)	(0.09)	(0.04)	(0.12)
Net Asset Value, End of Year	$9.48	$8.60	$10.11	$7.90	$7.19
Total Return[3]	14.34%[4]	(13.94)%[4]	29.34%[4]	10.48%[4]	(17.82)%[4]
Ratio of net expenses to average net assets	0.97%	0.99%	1.03%	1.07%	1.00%
Ratio of gross expenses to average net assets[5]	0.97%	0.99%	1.03%	1.07%	1.00%
Ratio of net investment income to average net assets[3]	1.85%	1.40%	1.36%	1.14%	0.65%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$24,100	$11,210	$2,207	$1,271	$1,203

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.56	$10.06	$7.86	$7.20	$8.89
Income (loss) from Investment Operations:
Net investment income[2,3]	0.18	0.15	0.13	0.09	0.09

Net realized and unrealized gain (loss) on investments	1.02	(1.53)	2.16	0.65	(1.65)
Total income (loss) from investment operations	1.20	(1.38)	2.29	0.74	(1.56)
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.12)	(0.09)	(0.08)	(0.13)
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.33)	(0.12)	(0.09)	(0.08)	(0.13)
Net Asset Value, End of Year	$9.43	$8.56	$10.06	$7.86	$7.20
Total Return[3]	14.39%[4]	(13.88)%[4]	29.62%[4]	10.52%	(17.69)%
Ratio of net expenses to average net assets	0.90%	0.87%	0.88%	0.94%	0.95%
Ratio of gross expenses to average net assets[5]	0.90%	0.87%	0.88%	0.94%	0.95%

Ratio of net investment income to average net assets[3]	1.92%	1.52%	1.51%	1.25%	1.18%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$31,727	$133,688	$130,828	$102,086	$95,434

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements October 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds I (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds I: AMG GW&K Core Bond ESG Fund (“Core Bond ESG”) (formerly AMG GW&K Core Bond Fund) and AMG Funds: AMG GW&K Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”) (formerly AMG Trilogy Emerging Wealth Equity Fund) and AMG GW&K Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) (formerly AMG Trilogy Emerging Markets Equity Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 1, 2019, Core Bond ESG changed its principle investment strategy to give special consideration to environmental, social and governance (“ESG”) criteria.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trusts (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

Notes to Financial Statements (continued)

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals, and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Core Bond ESG		Emerging Wealth Equity		Emerging Markets Equity

Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$5,562,456	$6,619,394	$542,178	$407,540	$4,230,480	$1,740,581

Short-term capital gains	—	—	—	—	1,973,068	—

Long-term capital gains	—	—	2,788,443	3,251,699	—	—

	$5,562,456	$6,619,394	$3,330,621	$3,659,239	$6,203,548	$1,740,581

As of October 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Core Bond ESG	Emerging Wealth Equity	Emerging Markets Equity
Capital loss carryforward	$4,267,813	—	—
Undistributed ordinary income	65,859	$1,049,240	$423,370
Undistributed short-term capital gains	—	—	2,240,531
Undistributed long-term capital gains	—	2,572,538	—

Notes to Financial Statements (continued)

At October 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Core Bond ESG	$207,575,966	$8,566,925	$(130,310)	$8,436,615
Emerging Wealth Equity	105,882,106	14,183,824	(3,996,144)	10,187,680
Emerging Markets Equity	48,576,978	10,771,614	(2,776,794)	7,994,820

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Core Bond ESG	$1,927,306	$2,340,507	$4,267,813

As of October 31, 2019, Emerging Wealth Equity and Emerging Markets Equity had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended October 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term
Core Bond ESG	$324,115	—
Emerging Markets Equity	$1,780,479	$6,788,169

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, Emerging Wealth Equity and Emerging Markets Equity deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2019, Emerging Wealth Equity and Emerging Markets Equity had redemption fees amounting to $25 and $194, respectively. For the fiscal year ended October 31, 2018, Emerging Wealth Equity and Emerging Markets Equity had redemption fees amounting to $7,166 and $677, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2019 and October 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Core Bond ESG				Emerging Wealth Equity
	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	87,070	$910,282	52,526	$517,842	69,471	$769,916	277,256	$3,345,888

Reinvestment of distributions	1,518	15,524	663	6,518	9,251	90,748	94	1,211

Cost of shares repurchased	(21,364)	(222,853)	(15,654)	(152,624)	(97,339)	(1,084,456)	(91,372)	(1,070,986)

Net increase (decrease)	67,224	$702,953	37,535	$371,736	(18,617)	$(223,792)	185,978	$2,276,113

Notes to Financial Statements (continued)

	Core Bond ESG				Emerging Wealth Equity

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	875,494	$8,860,974	1,533,467	$15,179,962	471,195	$5,535,916	317,594	$3,954,434

Reinvestment of distributions	515,172	5,217,134	628,431	6,215,123	8,893	87,775	5,975	76,842

Cost of shares repurchased	(8,572,748)	(85,400,513)	(6,897,752)	(68,301,545)	(197,196)	(2,166,432)	(207,383)	(2,500,586)

Net increase (decrease)	(7,182,082)	$(71,322,405)	(4,735,854)	$(46,906,460)	282,892	$3,457,259	116,186	$1,530,690

Class Z:

Proceeds from sale of shares	27,467	$272,702	15,702	$155,741	3,990,467	$44,631,920	1,738,318	$21,909,809

Reinvestment of distributions	7,734	78,419	6,940	68,566	32,301	317,526	31,476	403,515

Cost of shares repurchased	(248,245)	(2,435,700)	(56,169)	(554,918)	(1,063,505)	(11,650,219)	(554,875)	(6,961,554)

Net increase (decrease)	(213,044)	$(2,084,579)	(33,527)	$(330,611)	2,959,263	$33,299,227	1,214,919	$15,351,770

	Emerging Markets Equity

	October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	26,442	$249,645	32,216	$327,034

Reinvestment of distributions	1,362	12,186	238	2,438

Cost of shares repurchased	(6,762)	(64,732)	(33,515)	(330,892)

Net increase (decrease)	21,042	$197,099	(1,061)	$(1,420)

Class I:

Proceeds from sale of shares	1,450,638	$13,047,613	1,194,244	$11,277,804

Reinvestment of distributions	32,500	286,519	2,564	26,179

Cost of shares repurchased	(243,911)	(2,243,793)	(111,974)	(1,158,853)

Net increase	1,239,227	$11,090,339	1,084,834	$10,145,130

Class Z:

Proceeds from sale of shares	1,633,015	$15,883,163	3,024,811	$30,641,999

Reinvestment of distributions	577,222	5,074,236	154,904	1,572,271

Cost of shares repurchased	(14,461,736)	(134,796,003)	(568,860)	(5,984,686)

Net increase (decrease)	(12,251,499)	$(113,838,604)	2,610,855	$26,229,584

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2019, the market value of Repurchase Agreements outstanding for Emerging Wealth Equity and Emerging Markets Equity were $3,211,717 and $661,878, respectively.

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Core Bond ESG	0.30%
Emerging Wealth Equity	0.55%
Emerging Markets Equity	0.55%

The Investment Manager has contractually agreed, through at least March 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Core Bond ESG, Emerging Wealth Equity and Emerging Markets Equity to 0.48%, 1.05% and 1.05%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Core Bond ESG
Less than 1 year	$197,822
1-2 years	146,013
2-3 years	156,648

Total	$500,483

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N shares and Class I shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees

Notes to Financial Statements (continued)

include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Core Bond ESG
Class N	0.15%	0.15%
Class I	0.10%	0.07%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.11%
Emerging Markets Equity
Class N	0.15%	0.15%
Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2019, Core Bond ESG borrowed a maximum of $14,458,953 for six days paying interest of $4,585, Emerging Wealth Equity borrowed a maximum of $1,121,372 for four days paying interest of $422, and Emerging Markets Equity borrowed a maximum of $14,130,442 for four days paying interest of $4,642. The interest expense amount is included in the Statement of Operations as miscellaneous expense. Emerging Wealth Equity lent a maximum of $350,968 for five days earning interest of $138. The interest income amount is included in the Statement of Operations as interest income. At October 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales
Core Bond ESG	$67,557,014	$104,981,230
Emerging Wealth Equity	66,599,115	33,922,040
Emerging Markets Equity	183,992,619	286,240,561

Core Bond ESG purchases and sales of U.S. Government obligations during the fiscal year ended October 31, 2019 were $39,422,961 and $73,314,405, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, and cash and securities collateral received at October 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Emerging Wealth Equity	$7,641,830	$3,211,717	$4,670,410	$7,882,127
Emerging Markets Equity	1,682,508	661,878	1,079,800	1,741,678

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at October 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Emerging Wealth Equity	U.S. Treasury Obligations	0.000%-8.750%	12/31/19-02/15/49
Emerging Markets Equity	U.S. Treasury Obligations	0.010%-3.625%	04/15/20-05/15/47

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2019:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Emerging Wealth Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—
Credit Suisse AG	211,717	—	211,717	211,717	—
Guggenheim Securities LLC	1,000,000	—	1,000,000	1,000,000	—

Total	$3,211,717	—	$3,211,717	$3,211,717	—

Emerging Markets Equity
Citigroup Global Markets, Inc.	$661,878	—	$661,878	$661,878	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS I AND SHAREHOLDERS OF AMG GW&K CORE BOND ESG FUND (FORMERLY AMG GW&K CORE BOND FUND), AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND (FORMERLY AMG TRILOGY EMERGING WEALTH EQUITY FUND) AND AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND (FORMERLY AMG TRILOGY EMERGING MARKETS EQUITY FUND).

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund) (one of the funds constituting AMG Funds I), AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) and AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (two of the funds constituting AMG Funds) (hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG GW&K Core Bond ESG Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund each hereby designate the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2019:

AMG GW&K Trilogy Emerging Wealth Equity Fund

The total amount of taxes paid and income sourced from foreign countries was $104,318 and $1,828,848, respectively.

AMG GW&K Trilogy Emerging Markets Equity Fund

The total amount of taxes paid and income sourced from foreign countries was $382,889 and $4,673,974, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Core Bond ESG Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2019, $0, $2,788,443 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

PROXY VOTE

At a special meeting of shareholders on April 16, 2019, the shareholders of AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund voted on the following proposal:

		Number of Eligible Voters
Proposal 1	For	Against	Abstain

Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment, LLC (“GW&K”) with repects to:
AMG GW&K Trilogy Emerging Wealth Equity	6,648,211	—	4,582
AMG GW&K Trilogy Emerging Markets Equity	16,824,505	1,135	—

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds I • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 41

Manager, Legal and Compliance, AMG Funds LLC (2017-Present); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund), AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund), and AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund): Approval of Investment Management Agreements and Subadvisory Agreement on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds and AMG Funds I (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund), and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; and the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds I for AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund), and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for AMG GW&K Core Bond ESG Fund (the “Subadvisory Agreement”).[1] The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreement, the Trustees reviewed a variety of materials relating to AMG GW&K Trilogy Emerging Markets Equity Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund, and AMG GW&K Core Bond ESG Fund (each, a “Fund,” and collectively, the “Funds”), the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund;

prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

For AMG GW&K Core Bond ESG Fund, the Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class Z shares’ inception on March 1, 2011 through March 31, 2019 was above, above, above and below, respectively, the median performance for the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance. The Trustees noted that Class Z shares of the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods, and in the top quartile relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Trilogy Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2019 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2019 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that Class Z shares of the Fund ranked in the top decile relative to its Peer Group for the 3-year period and the period from inception through March 31, 2019 and in the top quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, below, below and above, respectively, the median performance for the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees specifically noted the change in the Fund’s Subadviser in February 2015 and that the performance record prior to that time reflects that of the prior Subadviser. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreements and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

For AMG GW&K Core Bond ESG Fund, in considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to AMG GW&K Trilogy Emerging Wealth Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to AMG GW&K Core Bond ESG Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement for each Fund and the Subadvisory Agreement for AMG GW&K Core Bond ESG Fund.

[1] At an in-person meeting held on December 6, 2018, the Board of Trustees of AMG Funds, and separately a majority of the Independent Trustees, approved the Subadvisory Agreements with respect to AMG GW&K Trilogy Emerging Markets Equity Fund and AMG GW&K Trilogy Emerging Wealth Equity Fund, which were subsequently approved by each applicable Fund’s shareholders at a special meeting held on April 16, 2019, for an initial two-year period.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	57

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	103119	AR069

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2019	Fiscal 2018
AMG GW&K Trilogy Emerging Markets Equity Fund	$49,495	$33,247
AMG GW&K Trilogy Emerging Wealth Equity Fund	$51,473	$29,241

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG GW&K Trilogy Emerging Markets Equity Fund	$6,050	$8,693
AMG GW&K Trilogy Emerging Wealth Equity Fund	$6,050	$8,795

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $61,600 and $66,988, respectively. For the fiscal year ended October 31, 2019, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2018, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: January 3, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: January 3, 2020